Item 77Q: Exhibits
Item 77Q(a)(i)

Federated Short-Term U.S. Government Trust

Amendment No. 11
DECLARATION OF TRUST

dated October 3, 1988
THIS Declaration of Trust is amended, effective April 1, 1999, as follows:
Strike the first paragraph of Section 5 of Article III from the declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class."

Without limiting the authority of the Trustees set forth herin, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:


		Automated Cash Management Trust
		   Cash Ii Shares
		   Institutional Service Shares
		Automated Government Money Trust
		Federated Master Trust
		Federated Short- Term U.S. Goverment Trust
		Government Obligations Fund
		    Institutional Shares
		    Institutional Service Shares
		Governemnt Obligations Tax Managed Fund
		    Institutional Shares
		    Institutional Service Shares
		Liquid Cash Trust
		Prime Obligations Fund
		 Institutional Shares
		    Institutional Service Shares
		Tax- Free Obligations Fund
		     Institutional Shares
		     Institutional Service Shares
		Treasury Obligations Fund
		     Institutional Shares
		    Institutional Service Shares
		    Institutional Capital Shares
		Trust For Government Cash Reserves
		Trust For Short- Term U.S. Government Securities
		Trust For U.S. Treasury Obligations

The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustee, without the need for Shareholder approval, of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or classs, or as otherwise provided in such instruments.

	The undersigned hereby certify that the above- stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 17th day of November, 1998.

	WITNESS the due execution hereof this 17th day February, 1999.


/s/ John F. Donahue 				/s/ Edward L. Flaherty, Jr.
John F. Donahue					Edward L. Flaherty, Jr.

/s/ Thomas G. Bigley 				/s/ Peter  E. Madden
Thomas G. Bigley 				Peter E. Madden

/s/ John T. Conroy, Jr. 			/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr. 				Charles F. Mansfield, Jr.

/s/ William J. Copeland 			/s/ John E. Murray, Jr.
William J. Copeland 				John E. Murray, Jr.

/s/ John F. Cunningham 				/s/ Wesley W. Posvar
John F. Cunningham 				Wesley W. Posvar

/s/ J. Christopher Donahue 			/s/ Marjorie P. Smuts
J. Christopher Donahue 				Marjorie P. Smuts

/s/ James E. Dowd 				/s/ John S. Walsh
James E. Dowd 					John S. Walsh

/s/ Lawrence D. Ellis, M.D.
Lawrence D. Ellis, M.D.







Item 77Q:Exhibits
Item 77Q(a)(ii)
Federated Short-Term U.S. Government Trust

Amendment No. 12
DECLARATION OF TRUST

dated October 3, 1988

THIS Declaration of Trust is amended, effective July 1, 1999, as follows:
Strike the first paragraph of Section 5 of Article III from the declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class."

Without limiting the authority of the Trustees set forth herin, to establish and designate any additional series or class or to modify the rights or preferences of any existing series or class, the series and classes have been established and designated as:


		Automated Cash Management Trust
		   Cash Ii Shares
		   Institutional Service Shares
		Automated Government Cash Reserves
		Automated Government Money Trust
		Federated Master Trust
		Federated Short- Term U.S. Goverment Trust
		Government Obligations Fund
		    Institutional Shares
		    Institutional Service Shares
		Governemnt Obligations Tax Managed Fund
		    Institutional Shares
		    Institutional Service Shares
		Liquid Cash Trust
		Prime Obligations Fund
                            Institutional Shares
		    Institutional Service Shares
		Tax- Free Obligations Fund
		     Institutional Shares
		     Institutional Service Shares
		Treasury Obligations Fund
		     Institutional Shares
		    Institutional Service Shares
		    Institutional Capital Shares
		Trust For Government Cash Reserves
		Trust For Short- Term U.S. Government Securities
		Trust For U.S. Treasury Obligations

The establishment and designation of any series or class of shares in addition to those established and designated above shall be effective upon the execution by a majority of the then Trustee, without the need for Shareholder approval, of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of any such series or classs, or as otherwise provided in such instruments.

	The undersigned hereby certify that the above- stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 17th day of November, 1998.

	WITNESS the due execution hereof this 17th day February, 1999.


/s/ John F. Donahue 				/s/ Edward L. Flaherty, Jr.
John F. Donahue					Edward L. Flaherty, Jr.

/s/ Thomas G. Bigley 				/s/ Peter  E. Madden
Thomas G. Bigley 				Peter E. Madden

/s/ John T. Conroy, Jr. 			/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr. 				Charles F. Mansfield, Jr.

/s/ William J. Copeland 			/s/ John E. Murray, Jr.
William J. Copeland 				John E. Murray, Jr.

/s/ John F. Cunningham 				/s/ Wesley W. Posvar
John F. Cunningham 				Wesley W. Posvar

/s/ J. Christopher Donahue 			/s/ Marjorie P. Smuts
J. Christopher Donahue 				Marjorie P. Smuts

/s/ James E. Dowd 				/s/ John S. Walsh
James E. Dowd 					John S. Walsh

/s/ Lawrence D. Ellis, M.D.
Lawrence D. Ellis, M.D.